EXHIBIT 24

                 POWER OF ATTORNEY FOR FORM 10-K



     The person whose signature appears below hereby constitutes and appoints Tom A. Alberg, Roberta R. Katz and Donald Guthrie, or any of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the year ending December 31, 1994 for LIN Broadcasting Corporation, and to sign any and all amendments to such Form 10-K, and other documents in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or his substitutes, may lawfully do or cause to be done by virtue thereof.


                              Name:  WILLIAM G. HERBSTER
                                     -------------------------
                                     William G. Herbster


Dated:    3/28/95
                 POWER OF ATTORNEY FOR FORM 10-K



     The person whose signature appears below hereby constitutes and appoints Tom A. Alberg, Roberta R. Katz and Donald Guthrie, or any of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the year ending December 31, 1994 for LIN Broadcasting Corporation, and to sign any and all amendments to such Form 10-K, and other documents in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or his substitutes, may lawfully do or cause to be done by virtue thereof.


                              Name:  WILMA H. JORDAN
                                     -------------------------
                                     Wilma H. Jordan


Dated:    3/27/95
                 POWER OF ATTORNEY FOR FORM 10-K



     The person whose signature appears below hereby constitutes and appoints Tom A. Alberg, Roberta R. Katz and Donald Guthrie, or any of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the year ending December 31, 1994 for LIN Broadcasting Corporation, and to sign any and all amendments to such Form 10-K, and other documents in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or his substitutes, may lawfully do or cause to be done by virtue thereof.


                              Name:  RICHARD W. KISLIK
                                     -------------------------
                                     Richard W. Kislik


Dated:    3/26/95
                 POWER OF ATTORNEY FOR FORM 10-K



     The person whose signature appears below hereby constitutes and appoints Tom A. Alberg, Roberta R. Katz and Donald Guthrie, or any of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the year ending December 31, 1994 for LIN Broadcasting Corporation, and to sign any and all amendments to such Form 10-K, and other documents in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or his substitutes, may lawfully do or cause to be done by virtue thereof.


                              Name:  HAROLD S. EASTMAN
                                     -------------------------
                                     Harold S. Eastman


Dated:    3/27/95
                 POWER OF ATTORNEY FOR FORM 10-K



     The person whose signature appears below hereby constitutes and appoints Tom A. Alberg, Roberta R. Katz and Donald Guthrie, or any of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the year ending December 31, 1994 for LIN Broadcasting Corporation, and to sign any and all amendments to such Form 10-K, and other documents in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or his substitutes, may lawfully do or cause to be done by virtue thereof.


                              Name:  STEVEN W. HOOPER
                                     -------------------------
                                     Steven W. Hooper


Dated:    3/27/95


                 POWER OF ATTORNEY FOR FORM 10-K



     The person whose signature appears below hereby constitutes and appoints Tom A. Alberg, Roberta R. Katz and Donald Guthrie, or any of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the year ending December 31, 1994 for LIN Broadcasting Corporation, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.



                              Name:  W. PRESTON GRANBERY
                                     -------------------------
                                     W. Preston Granbery


Dated:    3/30/95


                 POWER OF ATTORNEY FOR FORM 10-K



     The person whose signature appears below hereby constitutes and appoints Tom A. Alberg, Roberta R. Katz and Donald Guthrie, or any of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the year ending December 31, 1994 for LIN Broadcasting Corporation, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.



                              Name:  LEWIS M. CHAKRIN
                                     -------------------------
                                     Lewis M. Chakrin


Dated:    3/29/95


                 POWER OF ATTORNEY FOR FORM 10-K



     The person whose signature appears below hereby constitutes and appoints Tom A. Alberg, Roberta R. Katz and Donald Guthrie, or any of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the year ending December 31, 1994 for LIN Broadcasting Corporation, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.



                              Name:  ROLLA P. HUFF
                                     -------------------------
                                     Rolla P. Huff


Dated:    3/30/95


                 POWER OF ATTORNEY FOR FORM 10-K



     The person whose signature appears below hereby constitutes and appoints Tom A. Alberg, Roberta R. Katz and Donald Guthrie, or any of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the year ending December 31, 1994 for LIN Broadcasting Corporation, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.



                              Name:  DENNIS J. CAREY
                                     -------------------------
                                     Dennis J. Carey


Dated:    3/31/95